Filed pursuant to Rule 497(e)
File No. 333-92415

PIMCO Managed Accounts Trust

Supplement Dated July 1, 2021 to the

Prospectus

dated April 30, 2021, as supplemented (the “Prospectus”)

Disclosure Related to Fixed Income SHares: Series TE (the “Portfolio”)

Effective September 30, 2021 the disclosure in the fourth paragraph of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following.

The Portfolio may invest up to 80% of its total assets in high yield securities (“junk bonds”) rated below Baa3 by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.

Effective September 30, 2021 the following is added to the list of principal risks in the subsection entitled “Principal Risks” within the Portfolio Summary in the Prospectus.

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Corresponding changes are hereby made to the subsection entitled “Description of Principal Risks” within the Prospectus.

Investors Should Retain This Supplement for Future Reference

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